As filed with the Securities and Exchange Commission on January 23, 1998

                         ------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------


                               HAYES CORPORATION
                        (FORMERLY, ACCESS BEYOND, INC.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                            5854 PEACHTREE CORNERS EAST
          DELAWARE                            NORCROSS, GEORGIA 30093                          52-1987873
-------------------------------        ----------------------------------------            ----------------------
(State or other jurisdiction of        (Address of principal executive offices)               (I.R.S. Employer
incorporation or organization)                                                             Identification Number)


                       HAYES MICROCOMPUTER PRODUCTS, INC.
                               STOCK OPTION PLAN
                       ----------------------------------
                            (Full title of the plan)


                           --------------------------
                                 JAMES A. JONES
                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                               HAYES CORPORATION
                          5854 PEACHTREE CORNERS EAST
                            NORCROSS, GEORGIA 30092
                                 (770) 840-9200
                           --------------------------

           (Name, address and telephone number, including area code,
                             of agent for service)

                        CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------

                                                  PROPOSED             PROPOSED
TITLE OF                                          MAXIMUM              MAXIMUM
SECURITIES             AMOUNT                     OFFERING             AGGREGATE            AMOUNT OF
TO BE                  TO BE                      PRICE                OFFERING             REGISTRATION
REGISTERED             REGISTERED                 PER SHARE(1)         PRICE(1)             FEE(1)
----------             ----------                 ------------         ---------            ------------
Common Stock,
$.01 par value         5,426,256 shares           $1.89                $10,255,624          $3,025.41


(1) Pursuant to Rule 457(h)(1), based on the average option price ($1.89) for shares of the registrant's common stock upon exercise of outstanding options assumed by the registrant under the Hayes Microcomputer Products, Inc. Stock Option Plan.

                             ---------------------

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents filed by Hayes Corporation (formerly, "Access Beyond, Inc.") (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

                  (a) The Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1997, filed with the Commission on October 16, 1997 and November 24, 1997;

                  (b) The Company's quarterly report on Form 10-Q for the quarter ended October 31, 1997, filed with the Commission on December 15, 1997;

                  (c) The Company's current reports on Form 8-K filed with the Commission on August 7, 1997, November 11, 1997 and January 9, 1998;

                  (d)      The Company's Registration Statement on Form
         S-4 (File No. 333-37993), filed with the Commission on December 12, 1997; and

                  (e) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the period referred to in
         (a), above.

                  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  The legality of the securities offered hereby has been passed upon by the firm of Womble Carlyle Sandridge & Rice, PLLC, counsel to the Company.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Section 145 of the DGCL permits the indemnification of the directors and officers of the Company. The Bylaws of the Company do not contain any provisions or indemnification.

                  The Certificate of Incorporation provides for the indemnification of directors and officers and employees of the Company, and persons who serve or served at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred with respect to any action, suit or proceeding, if such person acted in good faith and in a manner he reasonably believed to being or not opposed to the best interest of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions set forth in the Certificate of Incorporation do not preclude the indemnification of, and advancement of expenses to, any other person to whom the

Company has the power of obligation to indemnify under the provisions of the DGCL, or otherwise. The right to indemnification conferred in the Certificate of Incorporation is a contract right and shall include the right to have paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition. The Company maintains insurance, at its expense, liability or loss, whether or not the Company would have the power or the obligation to indemnify such person against such expense, liability or loss under state law or under the terms of the Certificate of Incorporation.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The following exhibits are filed as a part of this Registration Statement:

         NUMBER                             DESCRIPTION
         ------                             -----------
         4.1               Restated Certificate of Incorporation of the
                           Company, which is incorporated by reference to
                           Exhibit 3.2 of the Company's Registration Statement
                           on Form S-4, as amended (File No. 333-37993).

         4.2               Amended and Restated Bylaws of the Company.

         5 Opinion of Womble Carlyle Sandridge & Rice, PLLC, as to the legality of the Common Stock being registered.

         23.1 Consent of Womble Carlyle Sandridge & Rice, PLLC, which is contained in its opinion filed as Exhibit
                           5.

         23.2              Consent of Deloitte & Touche LLP.

         23.3              Consent of Coopers & Lybrand LLP.

         24 Power of Attorney (included in the signature page to this Registration Statement).

         99.1              Hayes Microcomputer Products, Inc. Stock Option
                           Plan, which is incorporated by reference to Exhibit
                           10.17 of the Company's Registration Statement on
                           Form S-4, as amended (File No. 333-37993).

         99.2              1997 Declaration of Amendment to Hayes Microcomputer
                           Products, Inc. Stock Option Plan, which is incorporated by reference to Exhibit 10.18 of the Company's Registration Statement on Form S-4, as amended (File No. 333-37993).

         99.3              Forms of Agreements under Hayes Microcomputer
                           Products, Inc. Stock Option Plan, which are incorporated by reference to Exhibit 10.19 of the Company's Registration Statement on Form S-4, as amended (File No. 333-37993).

         99.4              1997 Declaration of Amendment to Hayes Microcomputer
                           Products, Inc. Stock Option Plan

ITEM 9.  UNDERTAKINGS.

(a)      The Company hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
                  Statement:

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, Hayes Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, State of Georgia, on this day of January 22, 1998.

                                            HAYES CORPORATION

                                            By:/s/ Dennis C. Hayes
                                               --------------------------------
                                               Dennis C. Hayes
                                               Chairman

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears on the signature pages to this Registration Statement hereby constitutes and appoints Dennis C. Hayes and James A. Jones, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned, and in his name, place and stead, in any and all capacities to sign any and all amendments, including post-effective amendments, exhibits thereto and other documents in connection therewith, to this Registration Statement, to make such changes in the Registration Statement as such attorneys-in-fact deems appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 22, 1998.

/s/ P. K. Chan                                   /s/ Dennis C. Hayes
-----------------------------------------------  --------------------------------------------------
           P. K. Chan                                        Dennis C. Hayes
President, Chief Operating Officer and Director                 Chairman


/s/ Barbara Perrier Dreyer                       /s/ Ronald A. Howard
-----------------------------------------------  --------------------------------------------------
      Barbara Perrier Dreyer                     Ronald A. Howard
              Director                           Vice Chairman, Chief Executive
                                                 Officer and Director (principal executive officer)

/s/ Chiang Lam                                   /s/ S. P. Quek
-----------------------------------------------  --------------------------------------------------
            Chiang Lam                                      S. P. Quek
             Director                                        Director

/s/ M. C. Tam                                    /s/ James A. Jones
-----------------------------------------------  --------------------------------------------------
           M. C. Tam                                     James A. Jones
            Director                               Vice President and Chief Financial Officer
                                                  (principal financial and accounting officer)

                                 EXHIBIT INDEX
                                       TO
                     REGISTRATION STATEMENT ON FORM S-8 OF
                               HAYES CORPORATION

         NUMBER            DESCRIPTION
         ------            -----------
         4.1               Restated Certificate of Incorporation of the
                           Company, which is incorporated by reference to
                           Exhibit 3.2 of the Company's Registration Statement
                           on Form S-4, as amended (File No. 333-37993).*

         4.2               Amended and Restated Bylaws of the Company.

         5 Opinion of Womble Carlyle Sandridge & Rice, PLLC, as to the legality of the Common Stock being registered.

         23.1 Consent of Womble Carlyle Sandridge & Rice, PLLC, which is contained in its opinion filed as Exhibit
                           5.

         23.2              Consent of Deloitte & Touche LLP.

         23.3              Consent of Coopers & Lybrand LLP.

         24 Power of Attorney (included in the signature page to this Registration Statement).

         99.1              Hayes Microcomputer Products, Inc. Stock Option
                           Plan, which is incorporated by reference to Exhibit
                           10.17 of the Company's Registration Statement on
                           Form S-4, as amended (File No. 333-37993). *

         99.2              1997 Declaration of Amendment to Hayes Microcomputer
                           Products, Inc. Stock Option Plan, which is incorporated by reference to Exhibit 10.18 of the Company's Registration Statement on Form S-4, as amended (File No. 333-37993). *

         99.3              Forms of Agreements under Hayes Microcomputer
                           Products, Inc. Stock Option Plan, which are incorporated by reference to Exhibit 10.19 of the Company's Registration Statement on Form S-4, as amended (File No. 333-37993). *

         99.4              1997 Declaration of Amendment to Hayes Microcomputer
                           Products, Inc. Stock Option Plan


*        Incorporated by reference.